UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 1 to Contribution and Sale Agreement

On August 9, 2017, Bluerock Residential Growth REIT, Inc. (the “Company,” “we,” “us,” or “our”), Bluerock Residential Holdings, L.P., the Company’s operating partnership (the “Operating Partnership”), and Bluerock TRS Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Operating Partnership (the “OP Sub”), entered into Amendment No. 1 (“Amendment No. 1”) to the Contribution and Sale Agreement (the “Contribution Agreement”) with our external manager, BRG Manager, LLC (the “Manager”), Bluerock REIT Operator, LLC, a Delaware limited liability company and wholly owned subsidiary of the Manager (the “Manager Sub”), and Bluerock Real Estate, L.L.C., a Delaware limited liability company controlled by R. Ramin Kamfar (“BRRE”), James G. Babb, III (“Mr. Babb”), Jordan B. Ruddy (“Mr. Ruddy”), and Ryan S. MacDonald (“Mr. MacDonald,”), Konig & Associates, LLC, a New Jersey limited liability company controlled by Michael L. Konig (“Konig & Associates”), Jenco Business Advisors, Inc., a New York corporation controlled by Jerold E. Novack (“Jenco”), The Kachadurian Group LLC, an Illinois limited liability company controlled by Gary T. Kachadurian (“Kachadurian Group,” and collectively with BRRE, Mr. Babb, Mr. Ruddy, Mr. MacDonald, Konig & Associates, and Jenco, the “Contributors”). Pursuant to the Contribution Agreement, upon the terms and subject to the satisfaction or waiver of certain conditions therein, the Operating Partnership, directly and indirectly through the OP Sub, will acquire the Manager Sub, which houses the external asset management functions of the Manager currently provided to the Company pursuant to the management agreement (the “Management Agreement”) that the Company entered into simultaneously with its initial public offering in April 2014, in order to facilitate the internalization of the Company’s management functions (the “Internalization”). The terms of the Contribution Agreement are described in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on August 4, 2017, which is incorporated herein by reference.

Amendment No. 1 was entered into in connection with the Company announcing by press release a potential range of the Company’s anticipated Class A common stock (the “Class A Common Stock”) dividend for 2018. Amendment No. 1 provides that the period to be used to calculate the volume weighted average price per share of the Class A Common Stock, as reported on the NYSE MKT, for the purpose of determining the number of limited partnership interests in the Operating Partnership and shares of the Company’s Class C common stock payable to the Contributors under the Internalization, will be the twenty (20) trading days beginning on and including September 11, 2017 through and including October 6, 2017. The amount of the aggregate consideration payable to the Contributors in connection with the Internalization will be determined pursuant to a formula established in the Management Agreement.

A special committee comprised entirely of independent and disinterested members of our board of directors (the “Special Committee”), unanimously approved the Company’s entry into Amendment No. 1. Our board of directors, by unanimous vote of those present, made a similar determination based on the recommendation of the Special Committee.

The foregoing description of the Contribution Agreement and Amendment No. 1 do not purport to be complete and is qualified in its entirety by reference to: (i) the Contribution Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2017 and is incorporated herein by reference, and (ii) Amendment No. 1, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by the Company’s stockholders and third parties; the risk that a condition to closing of the Internalization may not be satisfied; the Company’s ability to consummate the Internalization; operating costs and business disruption may be greater than expected; the ability of the Company to retain its senior executives and maintain relationships with business partners pending consummation of the Internalization; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which the Company operates, as detailed from time to time in the Company’s reports filed with the SEC. There can be no assurance that the Internalization will in fact be consummated.

Neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements speak only as of the date of this communication. the Company is not under any duty to update any of these forward-looking statements after the date of this communication, nor to conform the Company’s prior statements to actual results or revised expectations, and the Company does not intend to do so.

Additional Information and Where to Find It

This communication is being made in respect of the Internalization involving the Company and the Manager and certain of their affiliates. The Internalization will be submitted to the stockholders of the Company for their consideration. In connection with the Internalization, the Company intends to file a proxy statement and other documents regarding the Internalization with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE INTERNALIZATION AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE INTERNALIZATION. The proxy statement and other relevant documents (when they become available), and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company through its website at http://www.bluerockresidential.com. The information on the Company’s website is not, and shall not be deemed to be a part hereof or incorporated into this or any other filings with the SEC. You may also request them in writing, by telephone or via the Internet at:

Bluerock Residential Growth REIT, Inc.

712 Fifth Avenue, 9th Floor

New York, New York 10019

(212) 843-1601

Attn: Ryan MacDonald

Website: http://www.bluerockresidential.com

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Amendment No. 1 to Contribution and Sale Agreement, dated as of August 9, 2017, by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., and Bluerock TRS Holdings, LLC, BRG Manager, LLC, Bluerock REIT Operator, LLC, Bluerock Real Estate, L.L.C., Konig & Associates, LLC., Jenco Business Advisors, Inc., The Kachadurian Group LLC, James G. Babb, III, Jordan B. Ruddy, and Ryan S. MacDonald

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Dated: August 15, 2017	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

Exhibit Index

Exhibit No.	Description

2.1	Amendment No. 1 to Contribution and Sale Agreement, dated as of August 9, 2017, by and among Bluerock Residential Growth REIT, Inc., Bluerock Residential Holdings, L.P., and Bluerock TRS Holdings, LLC, BRG Manager, LLC, Bluerock REIT Operator, LLC, Bluerock Real Estate, L.L.C., Konig & Associates, LLC., Jenco Business Advisors, Inc., The Kachadurian Group LLC, James G. Babb, III, Jordan B. Ruddy, and Ryan S. MacDonald